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                                                                    EXHIBIT 99.1
                              LETTER OF TRANSMITTAL

                             UNITED REFINING COMPANY
                          (A PENNSYLVANIA CORPORATION)

                              OFFER TO EXCHANGE ITS
                     10 3/4 % SERIES B SENIOR NOTES DUE 2007
                 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                 ACT OF 1933 FOR ALL OF ITS OUTSTANDING 10 3/4%
                         SERIES A SENIOR NOTES DUE 2007


                  PURSUANT TO THE PROSPECTUS DATED           , 1997


- -------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
             NEW YORK CITY TIME, ON               , UNLESS EXTENDED
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To:      IBJ Schroder Bank & Trust Company, as Exchange Agent


                 By Registered or Certified Mail:

                 IBJ Schroder Bank & Trust Company
                 P. O. Box 84
                 Bowling Green Station
                 New York, New York 10274-0084
                 Attention: Reorganization Operations Department

                 By Overnight Courier or By Hand:

                 IBJ Schroder Bank & Trust Company
                 One State Street
                 New York, New York 10004
                 Attention: Securities Processing Window, Subcellar One (SC-1)

                 By Facsimile:  (212) 858-2611

                 Confirm by Telephone:  (212) 858-2103

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received the Prospectus
dated        , 1997 (the "Prospectus") of United Refining Company, a
Pennsylvania corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together

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constitute the Company's offer (the "Exchange Offer") to exchange up to
$200,000,000 in aggregate principal amount of the Company's 10 3/4% Series B Senior Notes due 2007 which have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Statement of which the Prospectus is a part (the "New Notes"), for a like principal amount of the Company's outstanding 10 3/4% Series A Senior Notes due 2007 (the "Original Notes") of which $200,000,000 principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m. New York City time on , 1997, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The Letter of Transmittal is to be used by holders of Original Notes whether (i) certificates representing the Original Notes are to be physically delivered herewith, (ii) the guaranteed delivery procedures described in the Prospectus are to be utilized, or (iii) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, New York, New York ("DTC" or the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         Unless the context requires otherwise, the term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or the Note Registrar or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by the Book-Entry Transfer Facility who desires to deliver such Original Notes by book-entry transfer at the Book-Entry Transfer Facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

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PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
BOX BELOW.

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                                      DESCRIPTION OF 10 3/4% SERIES A SENIOR NOTES DUE 2007
                                                      (THE ORIGINAL NOTES)
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                                                                                                               Principal Amount
                                                                                             Aggregate             Tendered
                                                                                          Principal Amount    (must be in Integral
          Name and Address of Registered Holder(s)                  Certificate            Represented by          Multiples
                 (Please fill in, if blank)                         Number(s)(1)         Certificate(s)(1)       of $1,000)(2)
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

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

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                                                               Total
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(1)      Need not be completed by Holders tendering by book-entry transfer.

(2)      Unless otherwise indicated in the column labeled "Principal Amount
         Tendered," any tendering Holder will be deemed to have tendered the full aggregate amount represented by such Original Notes.
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

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         Holders of Original Notes who wish to tender and whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date or whose Original Note(s) cannot be delivered on a timely basis pursuant to the rules for book-entry transfer may tender Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering." See Instruction below.




/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:________________________________________

         Account Number:_______________________________________________________

         Transaction Code Number:______________________________________________



/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):_________________________________________

         Name of Eligible Institution that guaranteed delivery:________________

         Account Number (if delivered by book-entry transfer):_________________



/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENT TO THE PROSPECTUS.

         Name:_________________________________________________________________

         Address:______________________________________________________________

         ______________________________________________________________________

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                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                          (See Instructions 4, 5 and 6)



         To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or New Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned or if Original Notes tendered by book-entry transfer which are not exchanged and/or any New Notes are to be returned by credit to an account maintained by DTC other than the account designated above.



Issue certificate(s) to:

DTC Account Number:____________________________________________________________

Name:__________________________________________________________________________
                 (Please Print)

Address:_______________________________________________________________________

_______________________________________________________________________________
                 (Include Zip Code)


_______________________________________________________________________________
        (Tax Identification or Social Security No.)



                              SPECIAL REGISTRATION
                                  INSTRUCTIONS
                          (See Instructions 4, 5 and 6)



         To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or New Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.






Deliver certificate(s) to:



Name:__________________________________________________________________________
                 (Please Print)

Address:_______________________________________________________________________

_______________________________________________________________________________
                 (Include Zip Code)




_______________________________________________________________________________
        (Tax Identification or Social Security No.)

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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Original Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its, his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to the Company or its agent or transfer ownership of such Original Notes on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company or its agent or transfer ownership of such Original Notes on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes and (ii) present such Original Notes for cancellation and transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT, HE OR SHE HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACQUIRED BY THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND EXCHANGE OF THE ORIGINAL NOTES TENDERED HEREBY.

         The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") that the New Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold or otherwise transferred by Holders thereof (other than any Holder that is an affiliate of the Company within the meaning of Rule 405 of the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangements with any person to participate in the distribution of the New Notes. If the undersigned

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
is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Original Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         By acceptance of the Exchange Offer, each broker-dealer that receives new Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the Statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has not arrangement with any other person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate" of the Company as defined under Rule 405 of the Securities Act, or if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned understands that, upon acceptance by the Company of the Original Notes tendered under the Exchange Offer, the undersigned will be deemed to have accepted the New Notes and will be deemed to have relinquished all rights with respect to the Original Notes so accepted.

         The undersigned understands that the Company may accept the undersigned's tender at any time on or after the Expiration Date by delivering oral or written notice of acceptance to the Exchange Agent. Tenders of Original Notes may be withdrawn at any time prior to the Expiration Date, unless theretofore accepted for exchange as provided in the Exchange Offer.

         The undersigned understands that the Company reserves the right, at any time and from time to time, in its sole discretion (subject to its obligation under the Registration Rights Agreement) (i) to delay accepting any Original Notes or to delay the issuance and exchange of New Notes for Original Notes, to extend the Exchange Offer, or if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer" shall not have

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
been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension or termination of the Exchange Agent or (ii) to amend the terms of the Exchange Offer in any manner.

         If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Notes will be returned, without expense to the tendering Holder thereon, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to the account of such Holder maintained at the Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or aimed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Any tender of Original Notes pursuant to this Letter of Transmittal may be withdrawn only in accordance with the applicable procedures set forth in the Prospectus.

         The New Notes exchanged for the tendered Original Notes will be issued to the undersigned and mailed to the address (or credited) to the account maintained at the Book-Entry Transfer Facility above unless otherwise indicated under the "Special Registration Instructions" or the "Special Delivery Instructions" above.

         The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Original Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

         Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes (or complete the procedures for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 1 printed below regarding the completion of this Letter of Transmittal.

                         PLEASE SIGN HERE WHETHER OR NOT
               ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

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
_________________________________________   ___________________________________
                                  Date

_________________________________________   ___________________________________
Signature(s) of Registered Holder(s)        Date
or Authorized Signatory

Area Code and Telephone Number:  __________________________________

         The above lines must be signed by the registered Holder(s) as their name(s) appear(s) on the Original Notes or on a security position listing at the Book-Entry Transfer Facility as the owner of the Original Notes or by person(s) authorized to become registered Holder(s), a copy of which must transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If required by Instruction 4 hereto, the signatures on the above lines must be guaranteed by an Eligible Institution.

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act with this letter. See Instruction 4 regarding the completion of this Letter of Transmittal below.

Name(s)________________________________________________________________________

       ________________________________________________________________________
                                 (Please Print)

Capacity (full title)__________________________________________________________


Address________________________________________________________________________

       ________________________________________________________________________

       ________________________________________________________________________
                               (Include Zip Code)


Area Code and Telephone No. (       )

Tax Identification or
Social Security Nos.___________________________________________________________


                       Please Complete Substitute Form W-9

                           GUARANTEE OF SIGNATURES(S)
          Signature(s) must be guaranteed if required by Instruction 4


Authorized Signature

Dated:_________________________, 1997

Name and Title_________________________________________________________________
                                 (Please Print)

Name of Firm___________________________________________________________________

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
                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates for all physically tendered Original Notes, or confirmation of a book-entry transfer into the exchange Agent's account at the Book-Entry Transfer Facility of Original Notes tendered electronically, together in each case with a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date unless the tendering Holder complies with the guaranteed delivery procedures described in the following paragraph. The method of delivery of Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, certificates representing Original Notes or any other required documents should be sent to the Company.

         Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes (or complete the procedure for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures; (i) such tender must be made by or through an Eligible Institution;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, delivery or overnight courier, setting forth the name and address of the Holder and any certificate numbers) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with certificate(s) representing the Original Notes (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's Account at the Book-Entry Transfer Facility, must be received by the Exchange Agent within five (5) New York Stock Exchange trading days after the Expiration Date, all as provided in the

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
Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery from the Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a duplicate Notice of Guaranteed Delivery will be sent to Holders. A Notice of Guaranteed Delivery has been included with the Prospectus and the Letter of Transmittal for use by Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered original Notes, and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes determined by the Company not to be validly tendered or any Original Notes the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes will render such tenders invalid unless such defects or irregularities are cured within such time as the Company shall determine. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. TENDER OF HOLDER. Only a Holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial owner of Original Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

         3. PARTIAL TENDERS; WITHDRAWALS. (Not applicable to Holders who tender by book-entry transfer.) If less than the entire principal amount of any Original Notes evidenced by a certificate is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 10 3/4% Senior Notes Due 2007 (The Original Notes)" above. The entire principal amount of any Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes are not tendered and a certificate or certificates representing New Notes (subject to the denomination requirements discussed in the Prospectus) issued in exchange for any Original Notes accepted will be sent to the Holder at its, his or her

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
registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

         A tender pursuant to the Exchange Offer may be withdrawn subject to the procedures set forth in this Letter of Transmittal and the Prospectus, at any time prior to the Expiration Date, if not theretofore accepted for exchange. To withdraw a tender of Original Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent as its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) specify the serial numbers on the particular certificates evidencing the Original Notes to be withdrawn and the name of the registered Holder thereof (if certificates have been delivered or otherwise identified to the Exchange Agent) or the name and number of the account at DTC to be credited with withdrawn Original Notes (if the Original Notes have been tendered pursuant to the procedures for book-entry transfer), (iii) be signed by the Holder in the same manner as the Original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Note Registrar with respect to the Original Note register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond (i) with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever, or (ii) in the case of Original Notes held by book-entry, with the name as contained on the security position listing at the Book-Entry Transfer Facility.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Original Notes tendered and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case such Holder must either properly endorse the certificates tendered or transmit a properly completed separate bond power with this Letter of

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
Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile thereof) or any Original Notes or bond are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered herewith in connection with the Exchange Offer and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions," (b) such Original Notes are tendered for the account of an Eligible Institution, or (c) such Original Notes are tendered for the account of DTC.

         5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, or the account number at the Book-Entry Transfer Facility to which the New Notes are to be credited, if different from the name and address, or account number of the person signing this Letter of Transmittal. In the case of issuance in a different name or to a different account number, the taxpayer identification or social security number of the person named (or to whose account the New Notes are credited) must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such Holders' account maintained at the Book-Entry Transfer Facility.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name or credited to the account of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

         7. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominees for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, an Original Noteholder whose tendered Original Notes are accepted for exchange is required to provide the Company, through the Exchange Agent (as payor), with such Original Noteholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Original Noteholder is an individual, the TIN is such Original Noteholder's social security number. If the Exchange Agent is not provided with the correct TIN, the Original Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of such Original Noteholder's New Notes may be subject to backup withholding.

         Certain Original Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Original Noteholders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Original Noteholder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the Original Noteholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made with respect to Original Notes exchanged in the Exchange Offer, each Original Noteholder is required to provide the Exchange Agent with either (i) the Original Noteholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Original Noteholder is awaiting a TIN) and the (A) the Original Noteholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Original Noteholder that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Original Noteholder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                 PAYOR'S NAME: IBJ SCHRODER BANK & TRUST COMPANY

SUBSTITUTE
Form W-9

Department of the Treasury
Internal Revenue Service



Payor's Request for Taxpayer
Identification Number (TIN)



PART 1 - Please provide your TIN in the box at right and certify by signing and dating below

Social Sec. Number

or

Employer I.D. Number


PART 2 - Certification-Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


PART 3 --
Awaiting TIN

      SIGNATURE                           DATE
                -------------------------      -----------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE

         EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                          IN PART 3 OF SUBSTITUTE FORM

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:                                            Date:

                          [DO NOT WRITE IN SPACE BELOW]

- ----------------------------------------------------------------------------------------------------------------------------------
                                                       Principal Amount of                        Principal Amount of
         Certificate Surrendered                     Original Notes Tendered                    Original Notes Accepted
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------


Delivery Prepared by              Checked by             Date
                     -----------             -----------      ----------------